PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND

Supplement to Prospectus dated November 1, 2018

The following changes are effective immediately:

1. The following replaces “Portfolio Managers” in “Management” under “Fund Summary”:

Paul W. Bouchey, Chief Investment Officer at Parametric’s Seattle Investment Center, has managed the Fund since May 2019.

Thomas C. Seto, Head of Investment Management at Parametric’s Seattle Investment Center, has managed the Fund since March 2007.

Jennifer Sireklove, Managing Director, Investment Strategy at Parametric’s Seattle Investment Center, has managed the Fund since May 2019.

2. The following replaces the fifth paragraph under “Management and Organization”:

The Fund is managed by a team of portfolio managers from Parametric who are primarily responsible for the day-to-day management of the Fund’s portfolio. The members of the team are Paul W. Bouchey, Thomas C. Seto and Jennifer Sireklove. Mr. Bouchey has been a portfolio manager of the Fund since May 2019, Mr. Seto has been a portfolio manager of the Fund since March 2007 and Ms. Sireklove has been a portfolio manager of the Fund since May 2019. Mr. Bouchey has held the position of Chief Investment Officer at Parametric’s Seattle Investment Center since May 2015 and previously led the research team at Parametric for more than five years. Mr. Seto is currently Head of Investment Management at Parametric’s Seattle Investment Center and was previously Director of Portfolio Management at Parametric for more than five years. Ms. Sireklove has held the position of Managing Director, Investment Strategy at Parametric’s Seattle Investment Center since May 2019 and was previously Director of Responsible Investing at Parametric and has been employed at Parametric for more than five years. Messrs. Bouchey and Seto and Ms. Sireklove also manage other Eaton Vance funds.

May 1, 2019	31897 5.1.19

PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND
Supplement to Statement of Additional Information dated November 1, 2018

The following replaces “Portfolio Managers.” under “Investment Advisory and Administrative Services”:

Portfolio Managers. The portfolio managers (each referred to as a “portfolio manager”) of the Fund are listed below. The following table shows, as of January 31, 2019, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Paul W. Bouchey(1)
Registered Investment Companies	15	$12,201.4(2)	0	$0
Other Pooled Investment Vehicles	10	$3,119.7	0	$0
Other Accounts	8,225	$103,557.8(3)	0	$0
Thomas C. Seto
Registered Investment Companies	50	$29,981.9(2)	0	$0
Other Pooled Investment Vehicles	12	$3,666.1	0	$0
Other Accounts	8,346	$104,972.6(3)	0	$0
Jennifer Sireklove(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1)	Mr. Bouchey and Ms. Sireklove became portfolio managers effective May 1, 2019.
(2)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of January 31, 2019 are reflected in the table.
(3)	For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual accounts within each wrap or model account program.

The following table shows the dollar range of equity securities beneficially owned in the Fund by each portfolio manager as of January 31, 2019 and in the Eaton Vance family of funds as of December 31, 2018.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Paul W. Bouchey	None	$100,001 - $500,000
Thomas C. Seto	$500,001 - $1,000,000	Over $1,000,000
Jennifer Sireklove	None	$50,001 - $100,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser's and sub-adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

May 1, 2019